Putnam
California
Tax Exempt
Money Market
Fund

ANNUAL REPORT
September 30, 1996

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* "With California's economic and fiscal outlook improving, we have positioned the fund to benefit from growing investment opportunities while simultaneously exercising appropriate caution on individual security selection."
                                    -- Lindsey C. Strong, Manager
                                       Putnam Money Market Fund

* "Total assets in money funds...reached $856.7 billion at the end of August, according to IBC/Financial Data in Ashland, MA, surpassing for the first time the $806.4 billion that the Investment Company Institute, the Washington trade group, counted in bond/income funds."
                        -- The New York Times, September 29, 1996
CONTENTS
4      Report from Putnam Management
8      Fund performance summary
11     Portfolio holdings
13     Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

Unsettled fixed-income markets and uncertainty over the course of short-term interest rates provided most of the challenges for Fund Manager Lindsey Strong throughout Putnam California Tax Exempt Money Market Fund's fiscal year that ended on September 30, 1996. By continually adjusting the average maturity of the portfolio and maintaining the fund's conservative strategy of investing in high-quality short-term investments, she was able to deliver another year of competitive performance while maintaining a stable net asset value.

As your fund moves into fiscal 1997, Lindsey sees a continuation of this general environment in prospect, especially as the nation and California adjust to the results of the November elections. In the report that follows, Lindsey discusses in detail the driving forces behind your fund's fiscal 1996 performance and her outlook for the fiscal year ahead.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

November 20, 1996


Report from the Fund Manager
Lindsey C. Strong

In the annual period ended September 30, 1996, Putnam California Tax Exempt Money Market Fund once again provided shareholders with a competitive total return while focusing on capital preservation and maintaining a stable $1.00 share price. The fund's conservative investment strategy, which emphasizes superior quality tax-exempt short-term instruments and the pursuit of current income, served it well during the year's environment of continued economic strength, slightly higher interest rates, and diminished inflationary expectations.

* ECONOMIC STRENGTH WITHOUT INFLATION

Economic strength continued throughout the annual period, although certain indicators showed some softening as September drew to a close. Unemployment figures stayed low, while retail sales, home and vehicle sales, and consumer confidence remained relatively robust. At the same time, inflationary pressures did not materialize, despite ongoing market worries to the contrary. The Federal Reserve Board did not raise short-term interest rates in September as many had expected, believing that the economy would soon slow enough on its own. In fact, over the summer, demand did seem to be tapering a bit, as retail sales growth edged lower, exports softened, and home sales came off their earlier peaks.

* CALIFORNIA FISCAL AND ECONOMIC IMPROVEMENT CONTINUES

The California economy also continued to rise throughout the period. The positive business climate noted in the semiannual report has continued to improve. This additional economic strength, in turn, is increasing investment opportunities for the fund. With business activity improving, unemployment declining, and home building on the upswing, the state's municipal bonds have become increasingly attractive to investors. The fiscal situations of many local municipalities are also improving, although others remain somewhat tenuous. Accordingly, our investment strategy remained exceptionally conservative, and we continued to measure the credit quality of individual securities against the highest possible standards.

Improvements in the California economy notwithstanding, considerable investor uncertainty remains with respect to the strength of the nation's economy, the potential for inflation, and the possibility of a Fed interest-rate increase. Given this unclear picture, your portfolio remained in a flexible position throughout the annual period. This meant keeping portfolio duration relatively neutral -- rather than short or long -- in order to be ready to take advantage of incrementally higher yields, should interest rates begin to rise. Throughout the period, we continued to seek out securities offering strong value and solid yield.

* SEASONAL SUPPLY SURGE COINCIDES WITH INCREASINGLY CREDIT-CONSCIOUS
ENVIRONMENT

The supply of municipal securities fluctuates broadly according to seasonal patterns throughout the year. Typically, June and July are months of heavier tax-exempt securities issuance, and this year was no exception. Demand, however, assumed a rather cautious tone during this annual period, as buyers exhibited renewed enthusiasm for the most conservative money market investments. Essentially, most market participants are getting back to basics, eschewing the derivative investments that were once such popular income vehicles and scrutinizing the credit quality of even those securities once thought to be above question.

Your fund has always maintained extremely strict standards for high quality and liquidity in the securities it purchases. In this time of interest-rate uncertainty and increased credit consciousness, we have redoubled efforts to find well-valued tax-exempt securities that meet our criteria. We continue to concentrate the fund's holdings in variable rate demand notes (VRDNs) and municipal commercial paper from large top-quality issuers. VRDNs are instruments that can be redeemed on short notice. They pay variable interest rates that reset at daily, weekly, or monthly intervals. They are helpful in managing the fund's average maturity and liquidity. Commercial paper is a type of security issued by a municipality to finance capital or operating needs.

Currently, the majority of your fund's investments are insured or backed by bank letters of credit. The insurance and letters of credit guarantee that the short-term debt (money market instruments) in which your fund invests will be paid within a certain period. These features add a significant measure of quality assurance even to those issues rated in the highest categories by nationally recognized rating services, making many of our holdings among the highest quality available. We intend to maintain the portfolio's high percentage of insured and bank-backed securities going forward or even expand it should appropriate investment opportunities arise.

* FAVORABLE ENVIRONMENT FORECAST FOR CALIFORNIA BONDS; NATIONAL OUTLOOK MORE CONSERVATIVE

We are cautiously optimistic about prospects for the municipal bond market in California. The Golden State's economic and fiscal situations seem to be on an upswing, and this bodes well for investors in municipal securities. The national perspective, however, is a bit more uncertain. It would appear that economic growth has begun to moderate while inflationary pressures remain subdued. After expecting the Fed to raise interest rates, many market participants even see the possibility of an ease in rates should the economy slow significantly. Given these mixed signals, we expect the market to remain somewhat unsettled over the near term. We believe the portfolio's neutral duration and concentration in superior quality issues should continue to serve shareholders well by enabling the fund to maintain its stable share price and income stream amid this challenging environment.

The views expressed throughout the report are exclusively those of Putnam Management and are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/96, there is no guarantee the fund will continue to hold these securities in the future.



PERFORMANCE COMPARISONS (9/30/96)
                                             Current      After-tax
                                             return*      return
---------------------------------------------------------------------
Passbook savings account                  2.01%        1.08%
--------------------------------------------------------------------
Taxable money market fund 7-day yield     4.86         2.61
--------------------------------------------------------------------
3-month certificate of deposit            4.04         2.17
--------------------------------------------------------------------
Putnam California Tax Exempt Money
Market Fund (7-day yield)                 2.96         2.96
--------------------------------------------------------------------

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on passbook savings and bank CDs are generally insured up to certain limits by state and federal agencies. CDs, unlike stocks which incur more risk, offer a fixed rate of return. Unlike money market funds, early withdrawals from bank CDs may be subject to substantial penalties. After-tax return assumes a 46.24% maximum combined federal and state income tax rate.
 *Sources: Bank of Boston (passbook savings), IBC/Donaghue's Money Fund Report (taxable money market fund 7-day yield), Bank Rate Monitor (3-month CDs).



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam California Tax Exempt Money Market Fund is designed for investors seeking current income exempt from federal and state income tax, consistent with capital preservation, stable principal and liquidity.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 9/30/96

                                      Lipper California
                                         Tax Exempt           Consumer
                       Fund shares     Money Market           Price
                        at NAV         Fund Average           Index
-----------------------------------------------------------------------
1 year                    2.74%             2.96%              3.00%
-----------------------------------------------------------------------
5 years                  12.62             14.15              15.02
Annual average            2.40              2.68               2.84
-----------------------------------------------------------------------
Life of fund (10/26/87)  36.20             38.41              36.86
Annual average            3.52              3.71               3.58
-----------------------------------------------------------------------

Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. Performance data represent past results and are not indicative of future returns. Investment returns will fluctuate. An investment in the fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share. The fund's holdings do not match those in the Lipper Average.

PRICE AND DISTRIBUTION INFORMATION

12 months ended 9/30/96

------------------------------------------------------------------------
Distributions (number)                          12
------------------------------------------------------------------------
Income                                       $0.027018
------------------------------------------------------------------------
Total                                        $0.027018
------------------------------------------------------------------------
Current return
End of period
------------------------------------------------------------------------
Current 7-day yield1                          2.96%
------------------------------------------------------------------------
Taxable equivalent2                           5.51
------------------------------------------------------------------------
Current 30-day yield1                         2.76
------------------------------------------------------------------------
Taxable equivalent2                           5.13
------------------------------------------------------------------------

  1The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance.
 2Assumes maximum 46.24% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.



TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

COMPARATIVE BENCHMARKS

Lipper California Tax Exempt Money Market Fund Average, used for performance comparison purposes, is an arithmetic average of the total return of all California tax exempt money market mutual funds tracked by Lipper Analytical Services. Lipper is an independent rating organization for the mutual fund industry. Lipper rankings vary for other periods. The fund's holdings do not match those in the Lipper Average.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants
For the fiscal year ended September 30, 1996

To the Trustees and Shareholders of
Putnam California Tax Exempt Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Putnam California Tax Exempt Money Market Fund (the "fund") at September 30, 1996, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts

November 12, 1996




Portfolio of investments owned
September 30, 1996

                   Key to Abbreviations
                   COP  -- Certificate of Participation
                   FGIC -- Federal Guaranty Insurance Corporation
                   LOC  -- Letters of Credit
                   RAN  -- Revenue Anticipation Notes
                   TRAN -- Tax Revenue Anticipation Notes
                   VRDN -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES  (67.1%) *
PRINCIPAL AMOUNT                                                                             RATINGS **                   VALUE


California  (67.1%)
-------------------------------------------------------------------------------------------------------------------------------
         $600,000  CA Hlth. Fac. Fin. Auth. VRDN (Sutter Hlth.),
                   Ser. A, 3.8s, 3/1/20 (Morgan Guaranty Trust Co. LOC)                      VMIG1                      600,000
        1,500,000  CA Hsgs. Fin. Auth. VRDN (Home Mtge) Ser.E,
                   FGIC 3 1/2s, 8/1/27                                                       VMIG1                    1,500,000
        1,350,000  Ca. Poll. Ctrl. Fing. Auth. VRDN (Chevron USA
                   Inc. Project), 4s, 11/15/01                                               Aa-2                     1,350,493
        3,000,000  CA. Pub. Cap. Impts. Fing. Auth. VRDN 3.8s, 6/1/28
                   (Nat'l. Westminister Bk. USA LOC)                                         VMIG1                    3,000,000
        1,500,000  CA St. RAN Ser. A, 41/2s, 6/30/97                                         MIG1                     1,503,979
        1,900,000  Palm Springs Comm. Redev. AG. VRDN 3 1/4s,
                   12/1/14 (Citibank LOC)                                                    A-1                      1,900,000
        1,380,000  Indio, CA Multi-Fam. Rev. Bonds VRDN, 3.85s, 6/1/05
                   (Home Savings of America LOC)                                             A-1                      1,380,000
        1,600,000  Los Angeles Cnty. Redev. Mulit-Fam Hsg. VRDN,
                   3.6s, 4/1/09 (Tokai Bank LOC)                                             VMIG1                    1,600,000
        1,500,000  Los Angeles Cnty. Cmnty. COP. (Willowbrook Project)
                   VRDN, 3.7s, 11/1/15 (Wells Fargo & Co. LOC)                               A-1                      1,500,000
        1,400,000  Moorpark Multi-Fam. VRDN (Le Club Apartments Project),
                   3.7s, 11/1/15 (Citibank, NA LOC)                                          A-1+                     1,400,000
        1,500,000  Oakland VRDN COP (Cap. Equip. Project) 4.1s,
                   12/1/15 (Nat'l. Westminister Bank LOC)                                    A-1                      1,500,000
        2,000,000  Pomona, Redev. Agcy. Multi-Fam. VRDN (Bauer Group Apt.)
                   4.7s, 12/1/07 (Bank of America LOC)                                       VMIG1                     2,000,000
        1,525,000  Riverside Cnty. Hsg. Auth.. Multi-Fam. VRDN (Mtn. View Apts.),
                   Ser. A, 3.8s, 8/1/25 (Redlands Federal Savings & Loan LOC)                A-1+                     1,525,000
        1,500,000  Sacramento Cnty. COP VRDN 3s, 6/1/20, (Union Bank of
                   Switzerland LOC)                                                          VMIG1                    1,500,000
        1,495,000  Sacramento, Cnty. Multi-Fam. Hsg. VRDN (Smoketree),
                   Ser. A, 3.7s, 4/15/10                                                     A-1+                     1,495,000
        1,500,000  San Bernardino Cnty. TRAN. 4 1/2s, 6/30/97, (The
                   Toronto-Dominion Bank, Landesbank Hessen-Thuringen LOC)                   MIG1                     1,506,749
        1,400,000  San Diego Hsg. Auth. Multi-Fam. Hsg. VRDN (Paseo Apartments),
                   Ser. A, 3.85s, 8/1/15  (Bnak of Tokyo LOC)                                VMIG1                    1,400,000
        1,400,000  Stockton, Multi-Fam. Hsg. VRDN 3 3/4s, 9/1/18
                   (Bank of America LOC)                                                     A-1+                     1,400,000
        1,400,000  Woodland, Multi-Fam. Hsg. Mtge. VRDN (Crossroads)
                   3.7s, 7/15/18                                                             A-1+                     1,400,000
                                                                                                                     ----------
                   Total Municipal Bonds and Notes  (cost $29,461,221)                                              $29,461,221

MUNICIPAL COMMERCIAL PAPER  (4.8%) *
PRINCIPAL AMOUNT                                                                             RATING **                    VALUE

         $600,000  Los Angeles Cnty. Metropolitan Trans. Auth. Sales Tax,
                   3.05s, 2/3/96 (Banque Nat'l De Paris LOC)                                 P-1                    $   600,000
        1,500,000  Sacramento Muni. Utility Dist., 3.15s, 11/13/96
                   (Bayerische LandesBank Girozentrale LOC)                                  P-1                      1,500,000
                                                                                                                     ----------
                   Total Municipal Commercial Paper  (cost $2,100,000)                                              $ 2,100,000
-------------------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $31,561,221)***                                                          $31,561,221
-------------------------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $43,927,417

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 1996 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 1996.
    Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

    Moody's Investor Service, Inc. and Standard & Poor's Corp.
    are the leading independent rating agencies for debt securities. Moody's uses the designation "Moody's Investment
    Grade", or "MIG", for most short-term municipal obligations, adding a "V" ("VMIG") for bonds with a demand or variable feature; the designation "P" is used for tax exempt commercial paper. Standard & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature.

    Moody's Investors Inc.
    MIGI/VMIGI = Best quality; strong protection of cash flows, superior liquidity and broad access to refinancing
    MIG2/VMIG2 = High quality; ample protection of cash flows, liquidity support and ability to refinance
    AAA = Extremely strong capacity to pay interest and repay principal
    AA = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree
    Aa2 = Superior capacity for repayment
    P-1 = Superior capacity for repayment
    P-2 = Strong capacity for repayment

    Standard & Poor's Corp.
    SP-1 = Overwhelming safety characteristics
    SP-2 = Strong capacity to pay interest and repay principal.
    A-1+ = Overwhelming degree of credit and protection
    A-1 = Strong degree of safety
    A-2 = Considered strong but lacks solid strength for timely repayment

*** The aggregate identified cost on a tax basis is the same

    The rates shown on VRDN are the current interest rates shown at September 30, 1996 which are subject to change based on the terms of the security.

    The fund had the following industry group concentration greater than 10% on
    September 30, 1996 (as a percentage of net assets):

    Housing    34.4%

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30,1996

Assets
-----------------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                                     $31,561,221
-----------------------------------------------------------------------------------------------------
Cash                                                                                           29,924
-----------------------------------------------------------------------------------------------------
Interest and other receivables                                                                186,586
-----------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                     12,381,332
-----------------------------------------------------------------------------------------------------
Total assets                                                                               44,159,063

Liabilities
-----------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                          64,090
-----------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                     61,346
-----------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                   35,073
-----------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                    1,052
-----------------------------------------------------------------------------------------------------
Other accrued expenses                                                                         70,085
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                             231,646
-----------------------------------------------------------------------------------------------------
Net assets                                                                                $43,927,417

Represented by
-----------------------------------------------------------------------------------------------------
Paid-in capital (Notes 4)                                                                 $43,927,417
-----------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share
($43,927,417 divided by 43,927,417 shares)                                                     $1.00
-----------------------------------------------------------------------------------------------------

The accompanying notes are an intergal part of these financial statements.





Statement of operations
Year ended September 30, 1996

Tax exempt interest income                                                             $1,185,257
-------------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                          155,509
-------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             63,549
-------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           5,577
-------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            4,233
-------------------------------------------------------------------------------------------------
Reports to shareholders                                                                    30,998
-------------------------------------------------------------------------------------------------
Registration fees                                                                           9,034
-------------------------------------------------------------------------------------------------
Auditing                                                                                   19,440
-------------------------------------------------------------------------------------------------
Legal                                                                                       8,936
-------------------------------------------------------------------------------------------------
Postage                                                                                    21,955
-------------------------------------------------------------------------------------------------
Other                                                                                         518
-------------------------------------------------------------------------------------------------
Total expenses                                                                            319,749
-------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (76,371)
-------------------------------------------------------------------------------------------------
Net expenses                                                                              243,378
-------------------------------------------------------------------------------------------------
Net investment income                                                                     941,879
-------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     $941,879
-------------------------------------------------------------------------------------------------

The accompanying notes are an intergal part of these financial statements.





Statement of changes in net assets

                                                                                    Year Ended September 30
                                                                                  1996                  1995
                                                                               --------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $941,879            $1,340,960
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                              941,879             1,340,960
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            (941,879)           (1,340,960)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                    8,787,774            (9,659,129)
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                         8,787,774            (9,659,129)
---------------------------------------------------------------------------------------------------------------
Net Assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                              35,139,643            44,798,772
---------------------------------------------------------------------------------------------------------------
End of year                                                                   $43,927,417           $35,139,643
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an intergal part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)


                                                                                        Year ended September 30
                                                                          ------------------------------------------------
                                                                            1996                 1995                1994
                                                                          ------------------------------------------------
Net investment income                                                     $0.0270              $0.0288              0.0192
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain  on investments                               --                  --                   --
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          $0.0270              $0.0288             $0.0192
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      ($0.0270)            ($0.0288)           ($0.0192)
--------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(b)                           2.74                 2.92                1.94
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                  $43,927              $35,140             $44,799
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                                .93                 1.00                 .67
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     2.73                 2.84                1.84
--------------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                            1993                  1992
                                                                       --------------------------------
Net investment income                                                      $0.0175              $0.0262(a)
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gain  on investments                                --               0.0001
-------------------------------------------------------------------------------------------------------
Total from investment operations                                           $0.0175              $0.0263
-------------------------------------------------------------------------------------------------------
Total distributions                                                       ($0.0175)            ($0.0263)
-------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(b)                            1.77                 2.67
-------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                   $45,364              $58,858
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                                 .89                  .85 (a)
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                      1.78                 2.70 (a)
-------------------------------------------------------------------------------------------------------

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the year ended September 30, 1992 reflect a per share reduction of $.0026.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the year ended September 30, 1995 and thereafter includes amounts paid through expense offset arrangements. Prior Period ratios exclude these amounts.
    (See Note 2.)




Notes to financial statements
September 30, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and California personal income tax as is consistent with preservation of capital, maintenance of liquidity and stability of principal by investing primarily in a diversified portfolio of short-term California tax-exempt securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund's portfolio instruments is determined by means of the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost which approximates market value of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

D) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Income dividends (and distributions of realized gains, if any) are recorded daily by the fund and are distributed monthly to the shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, and 0.25% of any amount thereafter subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1996, fund expenses were reduced by $76,371 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $380 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Mutual Funds Corp. at an annual rate of up to 0.35% of the fund's average net assets. Currently, no payments are being made under the plan.

Putnam Mutual Funds Corp., acting as underwriter receives proceeds from contingent deferred sales charges. These charges apply to certain shares that have been exchanged from other Putnam funds. Putnam Mutual Funds Corp. received no monies in contingent deferred sales charges from such redemptions for the year ended September 30, 1996.

Note 3
Purchase and sales securities

During the year ended September 30, 1996, purchases and sales (including maturities) of investment securities (all short-term obligations) aggregated $71,129,009 and $74,980,000 respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At September 30, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net value of $1.00 per share were as follows:

                                         Year ended
                                         September 30
                                      1996            1995
----------------------------------------------------------
Shares sold                     98,400,833     114,301,007
----------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                      874,218       1,230,354
----------------------------------------------------------
                                99,275,051     115,531,361

Shares
repurchased                    (90,487,277)   (125,190,490)
-----------------------------------------------------------
Net increase
(decrease)                       8,787,774      (9,659,129)
-----------------------------------------------------------

Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.


Results of September 5, 1996 shareholder meeting
(Unaudited)

A meeting of shareholders of the fund was held on September 5, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:
                                                             Votes
                                           Votes for       withheld
Jameson Adkins Baxter                      23,694,416       326,477
Hans H. Estin                              23,695,527       325,366
John A. Hill                               23,727,096       293,797
R.J. Jackson                               23,695,920       324,973
Elizabeth T. Kennan                        23,694,416       326,477
Lawrence J. Lasser                         23,727,096       293,797
Robert E. Patterson                        23,727,096       293,797
Donald S. Perkins                          23,727,096       293,797
William F. Pounds                          23,727,096       293,797
George Putnam                              23,727,096       293,797
George Putnam, III                         23,714,302       306,591
E. Shapiro                                 23,664,351       356,542
A.J.C. Smith                               23,727,096       293,797
W. Nicholas Thorndike                      23,727,096       293,797

A proposal to ratify the Trustees' selection of Price Waterhouse LLP as auditors for the fund was approved as follows: 22,733,274 votes for, and 60,508 votes against, with 1,227,112 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments was approved as follows:
21,831,572 votes for, and 956,032 votes against, with 1,233,290 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 21,164,706 votes for, and 1,439,139 votes against, with 1,417,049 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans was approved as follows:
20,914,211 votes for, and 1,900,232 votes against, with 1,206,449 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in real estate was approved as follows:
19,830,131 votes for, and 2,890,877 votes against, with 1,299,884 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to senior securities was approved as follows: 21,587,884 votes for, and 1,127,771 votes against, with 1,305,238 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows:
21,664,770 votes for, and 1,006,217 votes against, with 1,369,906 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 20,173,483 votes for, and 1,693,490 votes against, with 2,163,920 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 20,435,493 votes for, and 2,240,986 votes against, with 1,344,414 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 21,066,399 votes for, and 2,337,635 votes against, with 1,420,249 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction which limits the fund's ability to pledge assets was approved as follows: 20,263,009 votes for, and 2,337,635 votes against, with 1,420,249 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in restricted securities was approved as follows: 20,677,762 votes for, and 2,053,562 votes against, with 1,289,569 abstentions and broker non-votes.


Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William F. McGue
Vice President

Blake E. Anderson
Vice President

Lindsey C. Strong
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

John D. Hughes
Vice President and Treasurer

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam California Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll-free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.



Putnam
Investments

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Putnam
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28360-064      11/96